THIS CONFORMING PAPER FORMAT DOCUMENT IS BEING SUBMITTED PURSUANT TO RULE 901(d) OF REGULATION S-T

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|



                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


       New York                                            13-5160382
(State of incorporation                                (I.R.S. employer
if not a U.S. national bank)                           identification no.)

    48 Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)               (Zip code)

                              ---------------------

                        INTEGRATED HEALTH SERVICES, INC.
               (Exact name of obligor as specified in its charter)


         Delaware                                         23-2428312
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification no.)


    10065 Red Run Boulevard
    Owings Mills, Maryland                               21117
(Address of principal executive offices)               (Zip code)

                              ---------------------

           10 1/4% Senior Subordinated Notes due 2006, Series A (Title
                          of the indenture securities)



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



1. General information. Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                  Name                                        Address
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    Superintendent of Banks of the          2 Rector Street, New York,
    State of New York                       N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York        33 Liberty Plaza, New York,
                                            N.Y.  10045

    Federal Deposit Insurance Corporation   Washington, D.C.  20429

    New York Clearing House Association     New York, New York   10005

     (b) Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 24th day of September, 1997.


                                     THE BANK OF NEW YORK



                                     By:    /s/ VIVIAN GEORGES
                                          --------------------------------------
                                     Name:      VIVIAN GEORGES
                                     Title:     ASSISTANT VICE PRESIDENT

                                                                       EXHIBIT 7
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                      Consolidated Report of Condition of

THE BANK OF NEW YORK of 48 Wall Street, New York, N.Y. 10286 And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District purusant to the provisions of the Federal Reserve Act.

                                                   Dollar Amounts
ASSETS                                               in Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and
    currency and coin ....................         $ 8,249,820
  Interest-bearing balances ..............           1,031,026
Securities:
  Held-to-maturity securities ............           1,118,463
  Available-for-sale securities ..........           3,005.838
Federal funds sold and Securities
  purchased under agreements to
  resell .................................           3,100,261
Loans and lease financing
  receivables:
  Loans and leases, net of unearned
   income ................................          32,895,077
  LESS: Allowance for loan and lease
   losses ................................             633,877
  LESS: Allowance transfer risk
    receive ..............................                 429
  Loans and leases, net of unearned
    income, allowance and reserve ........          32,260,771
Assets held in trading accounts ..........           1,715,214
Premises and fixed assets (including
  capitalized leases) ....................             684,704
Other real estate owned ..................              21,738
Investments in unconsolidated subsidiaries
  and associated companies ...............             195,761
Customers liability to this bank on
  acceptances outstanding ................           1,152,899
Intangible assets ........................             683,503
Other assets .............................           1,526,113
                                                   -----------
Total assets .............................         $54,746,131
                                                   ===========
LIABILITIES
Deposits:
  In domestic offices ....................         $25,614,961
  Noninterest-bearing ....................          10,564,652
  interest-bearing .......................          15,050,309
  In foreign offices Edge and
  Agreement subsidiaries and IBFs ........          15,103,615
  Noninterest-bearing ....................             560,944
  Interest-bearing .......................          14,542,671
Federal funds purchased and Se-
  curities sold under agreements
  to repurchase ..........................           2,093,286
Demand notes issued to the US
  Treasury ...............................             239,354
Trading liabilities ......................           1,399,064
Other borrowed money
  With remaining maturity of one
   year or less ..........................           2,075,092
  With remaining maturity of more
   than one year .........................              20,679
Bank's liability on acceptances exe-
  cuted and outstanding ..................           1,160,012
Subordinated notes and debentures ........           1,014,400
Other liabilities ........................           1,840,245
                                                   -----------
Total liabilities ........................         $50,560,708
                                                   -----------
EQUITY CAPITAL
Common stock .............................             942,284
Surplus ..................................             731,319
Undivided profits and capital
  reserves ...............................           2,544,303
Net unrealized holding gains
  (losses) on available-for-sale se-
   curities ..............................             (19,449)
Cumulative foreign currency transla-
  tion adjustments .......................             (13,034)
                                                   -----------
Total equity capital .....................           4,185,423
                                                   -----------
Total liabilities and equity capital .....         $54,746,131
                                                   ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief

                                                               Robert E. Keilman

     We, the undersigned directors attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Govenors of the Federal Reserve System and is true and correct.

     Alan R. Griffith)
     J. Carter Bacot )    Directors
     Thomas A. Renyi )
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